UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2009

                              LAPORTE BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      001-33733                26-1231235
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)

710 Indiana Avenue, LaPorte, Indiana                                46350
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Not applicable.

(e)  Amendment  to Group Term Carve Out Plan.  On April 14,  2009,  the Board of
     Directors of The LaPorte Savings Bank (the "Bank"), a wholly-owned subsidiary of LaPorte Bancorp, Inc., adopted an amendment (the "Amendment") to the Bank's Group Term Carve Out Plan ("Plan"). As amended, the Plan will not pay any benefit to a participant after his or her termination of employment. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Shell company transactions: None

(d)  Exhibits:

     Exhibit Number      Description

     Exhibit 10.1        First Amendment to the Group Term Carve Out Plan


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LAPORTE BANCORP, INC.


DATE April 14, 2009                    By: /s/ Lee A. Brady
                                           -------------------------------------
                                           Lee A. Brady
                                           President and Chief Executive Officer


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